Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMREP Corporation (the “Company”) on Form 10-Q for the period ended October 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 9, 2011

   /s/ Theodore J. Gaasche
Theodore J. Gaasche
President and Chief Executive Officer
(Principal Executive Officer)

    /s/ Peter M. Pizza   _____
Peter M. Pizza
Vice President and
Chief Financial Officer
(Principal Financial Officer)